Exhibit 99.5

FORM OF LETTER
PROSPECT GLOBAL RESOURCES INC.

Rights to Purchase Units Consisting of Shares of Common Stock and Warrants to Purchase Common Stock

Offered Pursuant to Rights
Distributed to Stockholders of Prospect Global Resources Inc.

May 22, 2013

To Our Clients:

Enclosed for your consideration is a prospectus supplement, dated May 22 2013, and accompanying prospectus (collectively, the “Prospectus”) which relates to the offering (the “Rights Offering”) by Prospect Global Resources Inc. (“Prospect”) of “Units,” of which each “Unit” shall consist of one share of Prospect’s common stock, par value $0.001 per share (the “Common Stock”) and one-half warrant to purchase a share of Common Stock, pursuant to non-transferable subscription rights (the “Rights”) distributed to all holders of record of shares of Common Stock at 5:00 p.m., New York City time, on May 16, 2013 (the “Record Date”). The Rights and Units are described in the Prospectus.

In the Rights Offering, Prospect is offering an aggregate of 55,162,989 Units, as described in the Prospectus.

The Rights will expire, if not exercised prior to 5:00 p.m., New York City time, on June 6, 2013, unless extended (the “Expiration Time”).

As described in the Prospectus, you will receive 0.751 of a Right for each share of Common Stock owned of record as of 5:00 p.m., New York City time, on the Record Date. Each whole Right allows you to subscribe for one Unit at the cash price of $0.22 per full Unit (the “Subscription Price”). For example, if you owned 1,000 shares of Common Stock as of 5:00 p.m., New York City time on the Record Date, you would receive 751 Rights and would have the right to purchase 751 Units for the Subscription Price. The Rights must be exercised in minimum increments of two whole Units to avoid the issuance of fractional shares.

In the event that you purchase all of the Units available to you pursuant to your Right, you may also exercise an Over-subscription Right (the “Over-subscription Right”) to invest in additional Units that are not purchased by stockholders through the exercise of their Rights (such Units, determined taking into account the limitation described in the remainder of this sentence, the “Unsubscribed Units”), subject to the limitation that if any Over-subscription Rights are exercised, Prospect will not issue a number of Units in excess of 55,162,989 pursuant to the exercise of Rights, and Over-subscription Rights. To the extent the number of the Unsubscribed Units is not sufficient to satisfy all of the properly exercised Over-subscription Right requests, then the available Units will be prorated among those who properly exercised their Over-subscription Right based on the number of Units each rights holder subscribed for under the Over-subscription Right.

You will be required to submit payment in full for all the Units you wish to buy with your Right and your Over-subscription Right. Because Prospect will not know the total number of Unsubscribed Units prior to the Expiration Time, if you wish to maximize the number of Units you may purchase pursuant to your Over-subscription Right, you will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of Units available to you, assuming that no stockholders other than you has purchased any Units pursuant to the Right and Over-subscription Right. Any excess subscription payments received by Corporate Stock Transfer, Inc. (the “Subscription Agent”) will be returned, without interest, as soon as practicable.

Prospect can provide no assurances that you will actually be entitled to purchase the number of Units issuable upon the exercise of your Over-subscription Right in full. Prospect will not be able to satisfy your exercise of the Over-subscription Right if the Rights Offering is subscribed in full, and Prospect will only honor an Over-

subscription Right to the extent sufficient Units are available following the exercise of Rights, subject to the limitations set forth above.

• To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Units available to you pursuant to the Over-subscription Right is less than the amount you actually paid in connection with the exercise of the Over-subscription Right, you will be allocated only the number of Unsubscribed Units available to you as soon as practicable after the Expiration Time, and your excess subscription payment received by the Subscription Agent will be returned, without interest, as soon as practicable.

• To the extent the amount you actually paid in connection with the exercise of the Over-subscription Right is less than or equal to the aggregate Subscription Price of the maximum number of Unsubscribed Units available to you pursuant to the Over-subscription Right, you will be allocated the number of Unsubscribed Units for which you actually paid in connection with the Over-subscription Right. See “The Rights Offering—The Rights—Over-subscription Right.”

The Rights are non-transferable and will not be listed for trading on the Nasdaq Capital Market or any other national market or exchange.

THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. EXERCISES AND SALES OF RIGHTS MAY BE MADE ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.

Accordingly, we request instructions as to whether you wish us to elect to subscribe for any Units to which you are entitled pursuant to the terms and subject to the conditions set forth in the enclosed Prospectus. However, we urge you to read the Prospectus carefully before instructing us to exercise your Rights.

If you wish to have us, on your behalf, exercise the Rights for any Units to which you are entitled, please so instruct us by completing, executing and returning to us the instruction form on the reverse side of this letter.

Your instructions to us should be forwarded as promptly as possible in order to permit us to exercise Rights on your behalf in accordance with the provisions of the Rights Offering. The Rights Offering will expire at the Expiration Time.  Once you have exercised the Right or the Over-subscription Right, such exercise may not be revoked.

Additional copies of the enclosed materials may be obtained from Corporate Stock Transfer, Inc., the Subscription Agent. The Subscription Agent’s telephone number is 303-282-4800. Any questions or requests for assistance concerning the Rights Offering should be directed to the Subscription Agent. Banks and brokerage firms please call: 303-282-4800.

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials relating to the grant of non-transferable rights (the “Rights”) and an Over-subscription Right (the “Over-subscription Right”) to purchase “Units,” of which each “Unit” shall consist of one share of common stock, par value $0.001 per share (the “Common Stock”), of Prospect Global Resources Inc. (“Prospect”) and one-half warrant to purchase a share of Common Stock of Prospect. The Rights must be exercised in minimum increments of two whole Units to avoid the issuance of fractional shares.

With respect to any instructions to exercise (or not to exercise) Rights, the undersigned acknowledges that this form must be completed and returned such that it will actually be received by the scheduled expiration date of the rights offering of June 6, 2013 (which may be extended by Prospect’s board of directors in its reasonable discretion).

This will instruct you whether to exercise Rights to purchase Units distributed with respect to the shares of Common Stock held by you as record holder for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the prospectus supplement, dated May 22, 2013, and the accompanying prospectus (collectively, the “Prospectus”) and the related “Instructions as to Use of Prospect Global Resources Inc. Rights Certificates.”

I (we) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1. ☐ Please DO NOT EXERCISE RIGHTS for Units.

Box 2. ☐ Please EXERCISE RIGHTS for Units as set forth below:

	x	$0.22	=	$
(no. of Units)		(subscription price/Unit)		(required payment)

Over-subscription Right: IF YOU HAVE FULLY SUBSCRIBED FOR YOUR RIGHTS AND WISH TO PURCHASE ADDITIONAL UNITS PURSUANT TO THE OVER-SUBSCRIPTION RIGHT:

$
(amount of additional investment in Units)

Total Amount Enclosed: $

*The Over-subscription Right is subject to the limitation that if any Over-subscription Rights are exercised, Prospect will not issue a number of Units in excess of 55,162,989 pursuant to the exercise of Rights, and Over-subscription Rights.

Box 3. ☐ Payment in the following amount is enclosed: $

Box 4. ☐ Please deduct payment of $                     from the following account maintained by you as follows:

(The total of Box 3 and Box 4 must equal the total payment specified above.)

Type of Account                                          Account No.

I (we) on my (our) own behalf, or on behalf of any person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

• irrevocably elect to purchase the number of Units indicated above upon the terms and conditions specified in the Prospectus; and

• agree that if I (we) fail to pay for the Units I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s):

Signature of beneficial owner(s):

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number: